Exhibit 99.2

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[LOGO]

Annual Meeting of Shareholders
Ballistic Recovery Systems, Inc.

March 16, 2006

[GRAPHIC]

[LOGO]

This presentation contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; the successful implementation of new products; success of new distribution networks and agents; the results of cost containment and lower cost structure programs; the ability of the company to meet SOX 404 requirements; the ability to maintain operating margins; inventory changes; the ability to acquire additional products liability insurance; successfully mitigation of litigation exposure; and results and success of the our customers, including those of the company’s largest customer; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Management cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

Annual Meeting of Shareholders Ballistic Recovery Systems, Inc.

Presentation by:

Larry E. Williams

CEO and President/COO

South St. Paul

March 16, 2006

Important Milestones for FY2005

•                  Cirrus Contract

•                  Mexico Acquisition

•                  Senior Management Team

•                  Symphony STC

•                  CT

•                  Backlog Increase

•                  BRS-6

Industry Trends

Current growth cycle expected to be an extended cycle

•                  In 2005 General Aviation airplane billings rose to $15.1 billion, a 27.2 percent increase over 2004

•                  320,000 GA airplanes worldwide – 2,365 piston-engine aircraft were shipped in 2005 up 20.2% from 2004

•                  GA directly contributes more than $41 billion ($102 billion indirectly) to the US economy annually

•                  In the US, GA aircraft fly over 48 million hours and carry 166 million passengers annually

•                  There are nearly 4,000 paved GA airports open to the public in the US

•                  Nearly two-thirds of all the hours flown by GA aircraft are for business purposes

•                  639,200 Active pilots, 87,000 student pilots

•                  GA is the primary training ground for most commercial airline pilots

•                  The primary reason most people don’t fly more, after listing cost, is “fear”

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Strong growth in demand expected for BRS products
and services over the medium-term

[CHART]

Source: GAMA Annual Industry Review & 2006 Market Outlook Briefing

BRS today:

A Leading Aviation Safety Growth Company in an Active Market

Ultralight		Experimental		Light Sport		General Aviation
A/C Produced Annually
300-500		1,500		300-450		2,400

[GRAPHIC]		[GRAPHIC]		[GRAPHIC]		[GRAPHIC]

30% Market Share		5% Market Share		25% Market Share		33% Market Share

FY 05 Sales:	$1,298	FY 05 Sales:	$325	FY 05 Sales:	$20	FY 05 Sales:	$6,492
FY 04 Sales:	$1,209	FY 04 Sales:	$214	FY 04 Sales:	$0	FY 04 Sales:	$5,200
FY05 Growth:	7.4%	FY05 Growth:	51.9%	FY05 Growth:	100%	FY Growth:	24.8%

Market Trend
Negative		Neutral/Negative		Positive		Positive

Financial Performance

FY 2005 Results

($ in millions)

			%	$
	30-Sep-05	30-Sep-04 (1)	Change	Change
Sales	$8.116	$6.559	23.7%	$1.557
Cost of Sales	5.004	4.253	17.7%	.751

Gross Profit	3.112	2.306	35.0%	.806

Margin	38.3%	35.2%	3.1%
Selling, general and administrative	2.383	1.494	59.5%	.889
Research and development	.358	.273	31.1%	.085
Legal Settlements	2.010	.000	100%	2.010
Intangible amortization	.112	.036	216%	.077

Other Financial Income	.013	.004	198%	.009
Interest	(.025)	(.008)	212%	(.017)

Income (Loss) Before Tax	(1.763)	.500	(453)%	2.263
Tax	(.643)	.198

Net Income (Loss)	(1.120)	.301

Source:	Company data
Note:	(1) Restated

Successful Repositioning of BRS

FY2000 Revenue Mix • Domestic Sport Sales 84% of BRS revenues • International Sales 16% of BRS revenues		FY2005 Revenue Mix • Domestic Sport Sales 52% of BRS revenues • International 48% of BRS revenues

[CHART]	Revenues	[CHART]

Cirrus = 31.0% of total revenues		Cirrus = 74.7% of total revenues

Operating Margin Trends (1)

[CHART]

Source:	Company data
Notes:	(1) Operating margin as % of total revenues

The Management Vision for the Company

•                  Operational Excellence

•                  Lower Our Cost Structure

•                  R&D Investment

•                  Managing Our Objectives

Differentiate Through Technology	•	Engineer safety solutions and maintain our leadership positions in GA, LSA, and sport markets

Leverage the Markets/Maintain Leadership	•	Continue OEM focus, actively look for M&A targets, and leverage proven track record

Anticipate Market Changes	•	BRS should drive market needs
	•	Sport to LSA repositioning
	•	Repack services restructuring

Long Term Relationships with Clients	•	Strong brand and sustained/growing market: 25 years of experience

Financial and Accounting Discipline	•	Maintain appropriate reporting
	•	Conservative accounting policies with a very good multi-client accounting track record of no write offs

Management Team	•	Experienced Executive Management Team with proven track record

BRS Strategy

• 1993: Cessna 150/152
Market Expansion	• 1997: Cirrus SR20/22
And Products	• 2002: Cessna 172
Development	• 2004: Cessna 182
• 2006: Symphony 160

Offshore and	• Pricing pressures from Cirrus and European Competition
Strategic	• Mexico Operations: Parachute manufacturing
Repositioning	• China Opportunities: Parachute manufacturing
• Rocket Supply: Dual source requirement

• Q3 2005: Fixed cost reduction program
Restructuring And	• Q1 2006: BRS defines a new business model based on partnerships
New Business Model	• Q2 2006: BRS de Mexico to break even
• 2007: BRS continues to pursue its long-term repositioning

BRS Today – A “Back to Basics” Approach

Today: A strong top-line growth and a steady operating margin

•                  Management expects the market to continue to grow by double digits over the medium term

•                  Run-away market leader in top 2 highest margin products (Cessna 182/Symphony 160 and CT (in a $100m market)

[CHART]

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BRS Growth Opportunities

•	Maintain technological edge and design-to-cost approach through sustained level of R&D	[GRAPHIC]

•	Develop technology portfolio & secure access to certain technologies provided by third parties

•	Defend and grow market share by launch of profitable new generation of products

•	Most recent illustration	[GRAPHIC]
• BRS-6 - new improved system

• Symphony 160 - innovative installation

• Flight Design CT – 1350 High Speed

BRS Services – Repacks

Market trend

•                  Rise in demand since mid 2004

•                  capacity

•                  pricing decreases (avg $543.94 vs $604.64)

•                  $900,000 market in 2005 with continued demand growth expected in the coming years

Growth Opportunities:

•                  Optimize repack productivity and increase efficiency through modernization

•                  Expanded parachute equipped fleet allows for development with significant high margin after-sales potential

•                  Develop repack services as a full business line

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Cirrus Repacks

[CHART]

Acquisition Provides Optimization and Product Diversification

Increase Internal Capacity
and Product Diversification

[CHART]

Benefits of Mexico Acquisition:

•                  Increase capacity with optimal timing

•                  Optimize the labor utilization

•                  Devote additional resources to maximize activity

•                  Increase European sales

•                  Exploit growth potential

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BRS joins the top tier of Offshore manufacturers as a result of the acquisition

A Record Backlog Provides Strong Growth Visibility

Backlog as of January 1st, 2006

($ in millions)

[CHART]

Source: Company data

Conclusion: BRS Strengths

Strong Industry Momentum	• Step-change in backlog, 495% increase year-over-year
• Significant price pressure

Industry Leader	• Leader in whole-airplane emergency recovery parachutes • Defined position in acquisition target identification • Strong partnerships at OEM level

Strategic Positioning	• Well positioned in key markets • Skilled employees with recognized industry expertise

Strong Management Team	• Experienced management team • Proven organic and acquisition growth record

Integrated Product & Service Provider	• Earnings stability through a diversified business model

[LOGO]

Annual Meeting of Shareholders
Ballistic Recovery Systems, Inc.
March 16, 2006

[GRAPHIC]